 EXHIBIT 99.1

Anavex Life Sciences Announces Plans to Refresh Board to Continue Overseeing Critical Progress
and Stockholder Value Creation

Nominates Two New Independent Directors, Mr. Gautam Patel and Dr. Adrian Senderowicz,
Who Bring Deep, Relevant Experience in Life Sciences

Mr. Patel and Dr. Senderowicz to Stand for Election at 2026 Annual Meeting with Independent Directors
Dr. Jiong Ma, Dr. Peter Donhauser, Dr. Axel Paeger and Dr. Claus van der Velden

Urges Stockholders to Reject Attempt by PVG Asset Management Corporation and Patrick S. Adams to Acquire Control of the Company

Issues Open Letter to Stockholders and Files Preliminary Proxy Statement

NEW YORK, NY, August 3, 2026 – Anavex Life Sciences Corp. (“Anavex” or the “Company”) (Nasdaq: AVXL), a clinical-stage biopharmaceutical company focused on developing innovative treatments for central nervous system (“CNS”) diseases with high unmet medical needs, today announced that the Executive Committee of the Company’s Board of Directors (the “Executive Committee”) has taken significant steps to continue overseeing critical progress to enhance stockholder value.

The Executive Committee announced that it is recommending a refreshed slate of directors to the Company’s stockholders through the nomination of two new independent candidates, Mr. Gautam Patel and Dr. Adrian Senderowicz. In identifying these candidates, the Board focused on individuals whose experience aligns with the company’s strategic priorities. Mr. Patel and Dr. Senderowicz bring significant life sciences industry experience across leadership, strategy and drug development at the executive and Board levels, as well as expertise in capital markets, clinical development and FDA regulatory matters that the Board believes will support the Company’s growth and advance programs toward market approval and commercialization.

Mr. Patel and Dr. Senderowicz, along with independent chairperson Dr. Jiong Ma, and independent directors Dr. Peter Donhauser, Dr. Axel Paeger and Dr. Claus van der Velden, will comprise the six Anavex nominees standing for reelection at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Dr. Christopher Missling, former Chief Executive Officer of Anavex, who refused to step down from the Board upon his termination “for cause”, and independent director Dr. Steffen Thomas, have not been renominated for election and will no longer be members of the Board after the 2026 Annual Meeting.

In connection with the 2026 Annual Meeting, Anavex filed its preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on July 31, 2026. As further described in the preliminary proxy statement, the Anavex Board has established an Executive Committee to exercise the power of the Board in the management of the business and affairs of the Company. The Executive Committee consists of Dr. Jiong Ma, Dr. Axel Paeger and Dr. Claus van der Velden. Anavex’s preliminary proxy statement and, after the filing thereof, its definitive proxy statement can be accessed for free by visiting EDGAR on the SEC website at www.SEC.gov. Once Anavex files its definitive proxy materials with the SEC, they will also be mailed to stockholders and will include a WHITE proxy card with instructions on how to vote FOR all six Anavex nominees comprising the refreshed Anavex Board. Your vote FOR all six Anavex nominees comprising the refreshed Anavex Board on the WHITE card will be critical.

The current Anavex Board members standing for reelection at the 2026 Annual Meeting issued the following open letter to Anavex stockholders:

Dear Valued Anavex Stockholders,

Your current Board members standing for election at the 2026 Annual Meeting have taken decisive action to stabilize the Company and create value for stockholders, including working with the management team that is executing a strategy focusing on our lead candidate for patients with Alzheimer’s disease, oral blarcamesine (ANAVEX®2-73) and identifying and nominating Mr. Patel and Dr. Senderowicz as highly qualified candidates for election to the Board. The Company continues to have a strong cash runway and no long-term debt, and we are focused on ensuring we maximize our use of capital and deliver on our goal of enhancing stockholder value.

We are working with urgency while ensuring the Company’s operations continue without disruption following our termination “for cause” of former CEO Christopher Missling and the resulting delay in filing Anavex’s quarterly report with the SEC. We appointed Dr. Terrie Kellmeyer, the Company’s former Senior Vice President of Clinical Development and a Senior Advisor to Anavex, as interim CEO to oversee this period of transition. Dr. Kellmeyer spent her entire career in drug development building and leading clinical and regulatory functions across the full lifecycle of drug development. We are confident she is the right person to support the Company at this time.

Your Refreshed Anavex Board

Your current Board members standing for reelection are entirely independent and will continue to bring critical institutional knowledge that we believe will advance the right path forward. Following a thorough search process, we are also nominating two new, independent candidates, Mr. Gautam Patel and Dr. Adrian Senderowicz, who will bring significant, relevant life sciences experience and complementary skills to the Board that are expected to immediately contribute to the Company’s strategy and help create value across the business. Upon election, half of the Anavex Board will have been refreshed since February 2026, and all of the Board members will be independent.

The four independent Anavex directors and two independent nominees standing for election are:

●	Dr. Jiong Ma (Independent Chairperson), who has over 30 years of experience investing in, building and scaling technology and life-sciences companies globally and brings deep financial, transactional and capital markets expertise to the Board. She has substantial experience investing in, partnering with and working with management teams to set strategy for disruptive technology and life sciences companies to shape the business, accelerate growth and drive long-term stockholder value.

●	Dr. Peter Donhauser, a physician and clinical research leader with more than 20 years of experience in integrated medical care, clinical trial oversight and private practice leadership, leading research across numerous trials for some of the world’s leading global pharmaceutical companies. He has practiced osteopathic medicine in private practice since 2000, specializing in an integrated approach to patient care, providing the Board with valuable clinical and patient-centered expertise.

●	Dr. Axel Paeger, an experienced healthcare executive and corporate leader with more than 30 years of clinical, operational and executive leadership experience. Dr. Paeger currently serves as Chief Executive Officer of AMEOS Group, which he founded as a start-up in 2002 and scaled into one of Europe’s leading healthcare providers. He is a medically trained executive leader who brings deep experience in healthcare to the Board.

●	Mr. Gautam Patel, an experienced investment executive with over 30 years of corporate finance, investment management and board leadership experience. Mr. Patel brings extensive capital allocation, investment and financial advisory expertise to the Board, with a proven track record of executing growth-focused investments and guiding corporate strategy across the life sciences, financial services and technology sectors.

●	Dr. Adrian Senderowicz, an accomplished pharmaceutical executive and physician-scientist with over 30 years of clinical and regulatory leadership experience across the life sciences industry. Dr. Senderowicz brings deep drug development, clinical research and global regulatory expertise to the Board, with a proven track record of advancing novel therapeutics through critical international approvals to drive growth and long-term value.

●	Dr. Claus van der Velden, an accomplished finance executive with more than two decades of experience leading finance, governance and enterprise oversight functions for publicly traded and technology-driven companies in Germany. Since May 2021, he has served as Chief Financial Officer and Managing Director of NetCologne GmbH, a regional telecommunications provider in Germany.

The Current Anavex Board Members Standing for Reelection are Advancing a Clear Plan to Create Stockholder Value

We have taken steps to address governance at the Board-level and established interim leadership of the Company. The current Anavex Board members standing for reelection are highly engaged with leadership and helping oversee continued progress of Anavex’s development pipeline.

The business update we provided on July 30 underscores that we remain firmly committed to the Company’s lead candidate oral blarcamesine (ANAVEX®2-73) for patients with Alzheimer's disease, and we are prioritizing engagement with the U.S. FDA to align on a clear, data-driven regulatory and clinical development strategy.

With our support, Anavex is prioritizing programs that the Company believes have the greatest potential for success. The Company’s strategy concentrates resources on blarcamesine across three CNS indications: early Alzheimer's disease and Rett syndrome, where the clinical and regulatory foundation is most advanced, and on Fragile X syndrome, where FDA Orphan Drug Designation, supportive preclinical and biomarker data, and the absence of any approved therapy create a promising regulatory path with the FDA.

We are highly confident in the path ahead for the Company and the potential of our drug pipeline to improve the lives of patients while driving value for stockholders.

We Urge Stockholders to Reject the Attempt by PVG Asset Management Corporation and
Patrick Adams to Take Control of the Company

On July 24, 2026, Patrick Adams and his firm PVG Asset Management Corporation (“PVG”) filed a preliminary proxy statement with the SEC (the “PVG Proxy Statement”) seeking to replace the entire Board of Anavex. We believe the PVG Proxy Statement is significantly deficient, does not comply with applicable SEC rules and regulations, includes misleading statements and omits material information. Among other things, it provides insufficient information with respect to PVG, Mr. Adams and the other director nominees, their background and security ownership, agreements with third parties with respect to the proxy solicitation and other critical information necessary for our stockholders to evaluate the qualifications of the nominees (or the lack thereof) and conflicts of interest. In addition, the PVG Proxy Statement lacks any discussion of any plan or strategy for Anavex going forward, which leads us to conclude that PVG and Mr. Adams are seeking to gain effective control of the Company without paying you a premium for your investment, despite only owning 0.35% of the Company’s outstanding shares of common stock as of July 30, 2026.

We believe that electing Mr. Adams or any of his nominees would be highly risky and potentially value destructive by creating further disruption at this critical time for the Company.

Anavex’s preliminary proxy statement and, after the filing thereof, its definitive proxy statement can be accessed for free by visiting EDGAR on the SEC website at www.SEC.gov. Once Anavex files its definitive proxy materials with the SEC, they will also be mailed to stockholders and include a WHITE proxy card with instructions on how to vote FOR all six directors comprising the refreshed Anavex Board. Your vote FOR all six directors comprising the refreshed Anavex Board on the WHITE card will be critical.

We look forward to engaging with investors as we move toward the 2026 Annual Meeting and are unwavering in our commitment to act in the best interests of the Company and all stockholders.

Sincerely,

Dr. Jiong Ma Independent Chair	Dr. Peter Donhauser Independent Director	Dr. Axel Paeger Independent Director	Dr. Claus van der Velden Independent Director

About Anavex Life Sciences Corp.

Anavex Life Sciences Corp. (Nasdaq: AVXL) is a publicly traded biopharmaceutical company dedicated to the development of novel therapeutics for the treatment of neurodegenerative, neurodevelopmental, and neuropsychiatric disorders. Further information is available at www.anavex.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements regarding the Company’s plans, strategies and expectations regarding the 2026 Annual Meeting, director nominations, the proxy solicitation, the Company’s go-forward strategy, clinical development programs, business prospects, and potential actions of the Board and the Executive Committee, are forward-looking statements. These statements can be identified by the use of forward-looking terminology, including the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could” and similar expressions, or the negative thereof. Many factors may cause actual results to differ materially from those projected in any of such forward-looking statements, including the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025, and subsequent filings and furnishings with the SEC, which should be considered together with any forward-looking statement. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and Anavex Life Sciences Corp. undertakes no obligation to revise or update this press release to reflect events or circumstances after the date hereof except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a definitive proxy statement on Schedule 14A, an accompanying WHITE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s stockholders for the 2026 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.anavex.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be “participants” (as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2026 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their direct or indirect interests in the Company, by security holdings or otherwise, is set forth in the sections entitled “Compensation of Directors,” “Executive Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (available here), and any subsequent filings on Forms 3, 4 and 5 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement for the 2026 Annual Meeting when it is filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov.

Investor Relations:
SCR Partners, LLC
Alex Arzeno
Tel: 203-550-3972
Email: alex@scr-ir.com

Tripp Sullivan
Tel: 615-942-7077
Email: tsullivan@scr-ir.com

For Media:
Collected Strategies
Nick Lamplough / Dylan O’Keefe
AVXL-CS@collectedstrategies.com